Exhibit No. 99

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                           WFMBS MORTGAGE LOAN POOL
              20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                       RELO & NON-RELOCATION MORTGAGES
                             WFMBS SERIES 2003-N
                          POOL PROFILE (10/20/2003)

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                                             10/1 POOL            Tolerance
                                         -----------------    -----------------
AGGREGATE PRINCIPAL BALANCE                $1,000,560,857           (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Nov-03                  N/A
INTEREST RATE RANGE                         2.875 - 6.500                  N/A
GROSS WAC                                          5.082%        (+ / - 10 bps)
WEIGHTED AVERAGE SERVICE FEE
                                                 37.5 bps
MASTER SERVICING FEE                              1.0 bps on Securitization only
WAM (in months)                                       357        (+/- 2 months)

WALTV                                                 61%         (maximum +5%)

CALIFORNIA PERCENT                                    54%         (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                        1%        (maximum  +2%)

AVERAGE LOAN BALANCE                             $598,422    (maximum +$25,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,597,845  (maximum $1,600,000)

CASH OUT REFINANCE PERCENT                            14%        (maximum  +5%)

PRIMARY RESIDENCE PERCENT                             94%         (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                        92%         (minimum -5%)

FULL DOCUMENTATION PERCENT                            54%         (minimum -5%)

WA FICO                                               738         (minimum -5%)

UNINSURED > 80% LTV PERCENT                            0%         (maximum +3%)

RELOCATION PERCENT                                   1.5%         (minimum -1%)

GROSS MARGIN                                       2.750%         (+ / - 5 bps)

GROSS LIFECAP                                     10.082%        (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                119      (+ / - 3 months)

INTEREST ONLY PERCENT                                  0%        (maximum  +5%)

 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                  WFMBS MORTGAGE LOAN POOL
                                      20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                                               RELO & NON-RELOCATION MORTGAGES
                                                     WFMBS SERIES 2003-N
                                                     PRICING INFORMATION
                                                  POOL PROFILE (10/20/2003)
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COLLATERAL                             All Mortgage Loans will Index off the One Year CMT.
                                       None of the Mortgage Loans have a convertibility feature.
                                       Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                       Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                        TBD by Wells Fargo

PASS THRU RATE                         Net WAC or Ratio Stripped/Variable

STRUCTURE                              TO CONFORM TO WFMBS 2002-B or 2003-H
                                       EXCEPT AS NOTED BELOW
                                       (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                 3-Nov-03             9:00 AM
                                       Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                        21-Nov-03

ASSUMED SUB LEVELS                          Rating Agency  AGG Level
Levels and Rating Agencies for          AAA  Moody's/S&P   2.50%
2003-N to be determined by               AA      S&P       1.10%
Wells Fargo                               A      S&P       0.70%
                                        BBB      S&P       0.40%
                                         BB      S&P       0.25%
                                          B      S&P       0.15%

                                            Note:  AAA Class will be rated by two rating agencies.
                                            AA through B Classes will be rated by one rating agency.


NOTE:  Please note the following specifics of the 2003-N structure:
Class A Optimal Amt:  Class A PP% of Net Liquidation Proceeds for a Liquidated Loan
Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)


* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.
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WFMBS CONTACTS                              Brad Davis (301) 846-8009
                                            Gretchen Markley (301) 846-8356
                                            Mike Miller (301) 815-6397


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                                                  WFASC Denomination Policy
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                                                                                     Minimum        Physical      Book Entry
Type and Description of Certificates                                              Denomination    Certificates   Certificates
                                                                                     (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                 $25,000        Allowed         Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed         Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000        Allowed         Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                           (2)          Allowed         Allowed

Residual Certificates                                                                  (3)          Required      Not Allowed

All other types of Class A Certificates                                                (5)            (5)             (5)



Class B (Investment Grade)                                                          $100,000        Allowed         Allowed

Class B (Non-Investment Grade)                                                      $250,000        Required      Not Allowed
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(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.